UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2016 (September 14, 2016)

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GLOBAL MEDICAL REIT INC.
(Exact name of registrant as specified in its charter)

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Maryland	8091371022	46-4757266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	4800 Montgomery Lane, Suite 450 Bethesda, MD 20814
	(Address of Principal Executive Offices) (Zip Code)

	(202) 524-6851
(Registrant’s Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

Declaration of Dividend

On September 14, 2016, Global Medical REIT Inc. (the “Company”) announced the declaration of a cash dividend of $0.20 per share of common stock to stockholders of record as of September 27, 2016, to be paid on or about October 11, 2016. A copy of the press release announcing the dividend is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Announcement of Property Acquisitions

On September 15, 2016, the Company announced that it has entered into agreements to acquire two projects, and has entered into an assignment and assumption agreement to assume a purchase contract for a third project, encompassing a total of eleven buildings for an aggregate purchase price of $30,860,000. The three projects are the “Brown Clinic” in Watertown, SD; the “Northern Ohio Medical Specialists (NOMS)” portfolio in Northern Ohio; and the “Prospect Medical Office Building” in East Orange, NJ.

Brown Clinic Acquisition

On September 7, 2016, the Company entered into a purchase contract to acquire three buildings encompassing 46,884 total square feet for a purchase price of $9 million. The main location consists of two buildings, a 30,062 square foot clinic and a 3,136 square foot administration building. Both buildings were renovated in 2011. The third building in the portfolio is a 13,686 square foot clinic that was renovated in 2015 and 2016.

The properties are currently owned by the Brown Investment Group and operated by the Brown Clinic. Upon closing, the Company expects to lease the portfolio properties to Brown Clinic via a 15-year triple-net lease with two additional five-year renewal options.

NOMS Portfolio

On September 13, 2016, the Company entered into an assignment and assumption agreement to assume from a third party a purchase contract to acquire a portfolio of seven properties, known as the NOMS portfolio located in Northern Ohio, for a total purchase price of $10 million in three sequential closings. The NOMS portfolio covers an aggregate of 50,931 square feet.

The NOMS portfolio is currently owned by a multi-specialty physician group which has been in operation since 2000. The group includes over 120 physicians of which approximately half are primary care providers. The Company expects to lease the properties to NOMS using a triple-net lease structure with an initial term of 12 years with two additional five-year renewal options.

Prospect Medical Office Building

On September 14, 2016, the Company entered into a purchase contract to acquire a single medical office building and treatment facility which is part of the campus of East Orange General Hospital in East Orange, New Jersey for a purchase price of $11.86 million. The 60,442 square foot building currently houses physician offices, a 29-bed dialysis center, a wound center, a diagnostic lab, a hyperbaric chamber and a pharmacy. Upon closing, GMR expects to enter into a triple-net lease with tenant Prospect Medical Holdings (“PMH”) for an initial term of 10 years, with four five-year renewal options. PMH acquired the building in March 2016 as part of its acquisition of the East Orange General Hospital. PMH is a portfolio company of private equity firm Leonard Green & Partners.

The Company’s obligation to close these acquisitions is subject to customary conditions, including the Company’s completion of its due diligence to its satisfaction.  For the Brown Clinic transaction, the Company’s earnest money deposit will become non-refundable at the end of the due diligence period on October 12, 2016.  At that time, if the Company does not terminate the purchase contract, the Company will be required to make an additional, non-refundable earnest money deposit.  For the Prospect Medical Office Building transaction, the Company’s earnest money deposit will become non-refundable at the end of the due diligence period on October 14, 2016.  At that time, if the Company does not terminate the purchase contract, the Company will be required to make an additional, non-refundable earnest money deposit. For the NOMS portfolio, the Company’s assumption of the purchase contract will be effective if the Company elects to proceed with the closing and reimburses the assignor’s earnest money deposit by September 30, 2016, which is the expected closing date on the initial five buildings in the portfolio. The Company would be required to make an additional non-refundable earnest money deposit in order to close all seven properties in the portfolio. All deposits will be applied to the purchase price in each transaction.   Although the Company believes completion of these acquisitions is probable, there is no assurance that the Company will close them.

A copy of the announcing press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Forward-Looking Statements

This report contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. These statements relate to, among other things, the Company’s expectations regarding the completion of the acquisitions described in this report on the terms and conditions described herein, the expected closing dates of these acquisitions; and the expected sale-leaseback terms. These forward-looking statements are subject to various risks and uncertainties, not all of which are known to the Company and many of which are beyond the Company’s control, which could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties are described in greater detail in the Company’s other filings with the Securities and Exchange Commission (the “Commission”), including without limitation the Company’s annual and periodic reports and other documents filed with the Commission. Unless legally required, the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The Company undertakes no obligation to update these statements after the date of this report.

The information in Exhibit 99.2 referenced in Item 9.01 below is being “furnished” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document filed by the Company pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit No.	Description
99.1 99.2	Press release dated September 14, 2016. Press release dated September 15, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL MEDICAL REIT INC.

By:	/s/ Conn Flanigan
Conn Flanigan
Secretary and General Counsel

Dated: September 15, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1 99.2	Press release dated September 14, 2016. Press release dated September 15, 2016.

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